Filed Pursuant to Rule 497(a)

Registration No. 333-278993

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Carlyle Secured Lending, Inc. (“CGBD”)

Expected Ratings*	Moody’s: Baa3 / Stable Fitch: BBB- / Stable

Format	SEC-Registered

Ranking	Senior Unsecured Notes

Size	$300mm

Tenor	Long 5-Year

IPT	T+237.5A

Settlement**	October 7, 2025 (T+5)

Coupon Type	Fixed

Maturity Date	February 15, 2031

Optional Redemption	Make Whole Call 1-Month Par Call

Active Bookrunners	JPM (B&D), BARC, BofA, CITI, DB, MS

Change of Control	Yes at 100% (See Red)

Use of Proceeds	To repay outstanding debt including the Credit Facility (which CGBD intends to use to repay its subsidiary’s credit facility), to fund new investment opportunities, and for other general corporate purposes which may include opportunistic repurchases of outstanding debt (see Red)

Denominations	2,000 x 1,000

Sale into Canada	Yes – Exemption

Timing	Today’s Business

CUSIP	872280AB8

ISIN	US872280AB83

——Disclaimers——

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in one business day, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in five business days (T+5), to specify alternative settlement arrangements to prevent a failed settlement.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Carlyle Secured Lending, Inc. before investing. The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement relating to this offering, together with the accompanying prospectus, filed with the SEC and other documents Carlyle Secured Lending, Inc. has filed with the SEC for more complete information about Carlyle Secured Lending, Inc. and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed.

You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request them by contacting J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081 or by calling at 1-212-834-4533, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, facsimile: 646-834-8133 or by calling at 1-888-603-5847, BofA Securities, Inc., 114 W 47th St., NY8-114-07-01, New York, New York 10036, facsimile: 212-901-7881, Attention: High Grade Debt Capital Markets Transaction Management/Legal or by calling toll-free at 1-800-294-1322, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, attention of General Counsel, facsimile: 646-291-1469 or by calling toll-free at 1-800-831-9146, Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Attention: Debt Capital Markets Syndicate, email: dbcapmarkets.gcnotices@list.db.com or by calling at 1-800-503-4611 or Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attn: Investment Banking Division, facsimile: 203-719-0495 or by calling toll-free at 1-866-718-1649.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such disclaimers or other notices were automatically generated as a result of this communication having been sent via Bloomberg or another email system.